UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2013

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 15, 2013, NeuroMetrix, Inc. (“NeuroMetrix” or “we”) filed a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware, to effect a 1-for-6 reverse stock split of its common stock.

As previously disclosed on a Current Report on Form 8-K filed on December 7, 2012, our stockholders approved an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, at a ratio in the range of 1-for-2 to 1-for-6. On February 14, 2013, the Board of Directors selected the 1-for-6 reverse stock split ratio and authorized the implementation of the reverse stock split.

As a result of the reverse stock split, every six shares of our pre-reverse split common stock will be combined and reclassified into one share of our common stock. No fractional shares will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the reverse stock split will receive a cash payment in lieu thereof. Our post-reverse split common stock has a new CUSIP number: 641255302, but the par value and other terms of the common stock were not affected by the reverse stock split.

The post-reverse split common stock will trade on the NASDAQ Capital Market with a “D” added, under the symbol “NUROD” for the 20 trading days beginning February 19, 2013 to designate that it is trading on a post-reverse split basis, and will resume trading under the symbol “NURO” after the 20-trading day period has expired.

Our transfer agent, American Stock Transfer & Trust Company, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

On February 15, 2013, we also issued a press release with respect to the reverse stock split described above.

A copy of the Certificate of Amendment to our Restated Certificate of Incorporation, as amended, is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of NeuroMetrix, Inc., dated February 15, 2013.

99.1	Press release dated February 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: February 15, 2013	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of NeuroMetrix, Inc., dated February 15, 2013.

99.1	Press release dated February 15, 2013.